Exhibit 99.1

July 26, 2018

Media contact:	Investor/analyst contact:
Media Relations	Matt Grady
(206) 304-0008	Director, Investor Relations
(206) 392-5382

Alaska Air Group Reports Second Quarter 2018 Results
Financial Highlights:

•
Reported net income for the second quarter under Generally Accepted Accounting Principles (GAAP) of $193 million, or $1.56 per diluted share, compared to net income of $293 million, or $2.36 per diluted share in the second quarter of 2017. As the company has recently implemented new accounting standards, including the standards relating to revenue recognition and retirement benefits, 2017 financial information has been adjusted.

•
Reported second quarter 2018 adjusted diluted earnings per share of $1.66 compared to $2.48 reported in the second quarter of 2017. Second quarter adjusted net income excluding special items such as merger-related costs and mark-to-market fuel hedge accounting adjustments was $206 million compared to $309 million in the second quarter of 2017. This quarter's adjusted results compare to the First Call analyst consensus estimate of $1.63 per share.

•	Paid a $0.32 per-share quarterly cash dividend in the second quarter, a 7% increase over the dividend paid in the second quarter of 2017.

•	Repurchased a total of 389,739 shares of common stock for approximately $25 million in the first six months of 2018.

•	Generated approximately $725 million of operating cash flow, including merger-related costs and other special items.

•	Held $1.6 billion in unrestricted cash and marketable securities as of June 30, 2018.
Operational Highlights:

•	Transitioned to a single Passenger Service System (PSS) in April 2018, enabling us to provide one reservation system, one website and one inventory of flights to our guests.

•	Reached a merger transition agreement with the Transport Workers Union (TWU) to combine Boeing and Airbus dispatchers into a single group.

•	Completed Premium Class rollout on our Boeing 737-800, 900 and 900ER fleets.

•	Added Aer Lingus as a global Mileage Plan partner.

•
Added two Boeing 737-900ER aircraft and two Airbus A321neo aircraft to the mainline operating fleet in the second quarter of 2018. Added four Embraer 175 (E175) regional jets to Horizon Air's fleet in the second quarter of 2018 and four E175 aircraft operated by SkyWest Airlines.

Recognition and Awards:

•	Ranked "Highest in Customer Satisfaction Among Traditional Carriers" in 2018 by J.D. Power for the 11th year in a row.

•	Received top honors in three Skytrax World Airline Awards categories including "Best Regional Airline in North America," "Best Airline Staff in North America," and "Best Cabin Crew in the USA."

•	Virgin America was rated Best Domestic Airline in Travel + Leisure "World's Best Awards" for 11 years in a row.

•	Ranked among Forbes’ 2018 "America's Best Employers" for the fourth year in a row.

•	Awarded "Best Food and Beverage in the Americas" by Airline Passenger Service Experience Association (APEX) passenger choice awards for 2018.

•	Received 17th Diamond Award of Excellence from the Federal Aviation Administration, recognizing both Alaska and Horizon's aircraft technicians for their commitment to training.
SEATTLE — Alaska Air Group, Inc., (NYSE: ALK) today reported second quarter 2018 GAAP net income of $193 million, or $1.56 per diluted share, compared to $293 million, or $2.36 per diluted share in the second quarter of 2017. Excluding the impact of merger-related costs and mark-to-market fuel hedge adjustments, the company reported adjusted net income of $206 million, or $1.66 per diluted share, compared to $309 million, or $2.48 per diluted share, in 2017.
“In the last year and half, we’ve made tremendous progress bringing Alaska Airlines and Virgin America together,” said CEO Brad Tilden. “We’re on very solid footing today thanks to the fantastic efforts of our employees, who delivered exceptional on-time performance and earned our 11th consecutive J.D. Power award for highest in customer satisfaction - all while completing the most complex part of our integration.”
The following table reconciles the company's reported GAAP net income and earnings per diluted share (diluted EPS) for the three and six months ended June 30, 2018 and 2017 to adjusted amounts.

	Three Months Ended June 30,
	2018		2017 (a)
(in millions, except per-share amounts)	Dollars	Diluted EPS	Dollars	Diluted EPS
GAAP net income and diluted EPS	$193	$1.56	$293	$2.36
Mark-to-market fuel hedge adjustments	(22)	(0.18)	2	0.02
Special items—merger-related costs	39	0.31	24	0.19
Income tax effect	(4)	(0.03)	(10)	(0.09)
Non-GAAP adjusted net income and diluted EPS	$206	$1.66	$309	$2.48

	Six Months Ended June 30,
	2018		2017 (a)
(in millions, except per-share amounts)	Dollars	Diluted EPS	Dollars	Diluted EPS
GAAP net income and diluted EPS	$197	$1.59	$386	$3.10
Mark-to-market fuel hedge adjustments	(35)	(0.28)	12	0.10
Special items—employee tax reform bonus	25	0.20	—	—
Special items—merger-related costs	45	0.36	63	0.51
Income tax effect	(8)	(0.06)	(28)	(0.23)
Non-GAAP adjusted net income and diluted EPS	$224	$1.81	$433	$3.48

(a)	Certain historical information has been adjusted to reflect the adoption of new accounting standards.
Statistical data, as well as a reconciliation of the reported non-GAAP financial measures, can be found in the accompanying tables. A glossary of financial terms can be found on the last page of this release.

A conference call regarding the second quarter results will be streamed online at 8:30 a.m. Pacific time on July 26, 2018. It can be accessed at www.alaskaair.com/investors. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call.

References in this news release to "Air Group," "company," "we," "us" and "our" refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified. Alaska Airlines, Inc., Horizon Air Industries, Inc., and Virgin America Inc. are referred to as "Alaska," "Horizon," and "Virgin America" respectively, and together as our "airlines."

This news release may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by any forward-looking statements. For a comprehensive discussion of potential risk factors, see Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as well as in other documents filed by the Company with the SEC after the date thereof. Some of these risks include general economic conditions, increases in operating costs including fuel, competition, labor costs and relations, our indebtedness, inability to meet cost reduction goals, seasonal fluctuations in our financial results, an aircraft accident, changes in laws and regulations and risks inherent in the achievement of anticipated synergies and the timing thereof in connection with the acquisition of Virgin America. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance, or achievements that are expressed or implied by our forward-looking statements, and such differences might be significant and materially adverse.

Alaska Airlines and its regional partners fly 44 million guests a year to more than 115 destinations with an average of 1,200 daily flights across the United States and to Mexico, Canada and Costa Rica. With Alaska and Alaska Global Partners, guests can earn and redeem miles on flights to more than 900 destinations worldwide. Alaska Airlines ranked "Highest in Customer Satisfaction Among Traditional Carriers in North America" in the J.D. Power North America Airline Satisfaction Study for 11 consecutive years from 2008 to 2018. Learn about Alaska's award-winning service at newsroom.alaskaair.com and blog.alaskaair.com. Alaska Airlines and Horizon Air are subsidiaries of Alaska Air Group (NYSE: ALK).
###

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
Alaska Air Group, Inc.

	Three Months Ended June 30,			Six Months Ended June 30,
(in millions, except per-share amounts)	2018	2017(a)	Change	2018	2017(a)	Change
Operating Revenues:
Passenger revenue	$1,997	$1,945	3%	$3,682	$3,547	4%
Mileage plan other revenue	108	109	(1)%	215	209	3%
Cargo and other	51	48	6%	91	86	6%
Total Operating Revenues	2,156	2,102	3%	3,988	3,842	4%
Operating Expenses:
Wages and benefits	544	470	16%	1,080	920	17%
Variable incentive pay	38	27	41%	77	58	33%
Aircraft fuel, including hedging gains and losses	475	344	38%	884	683	29%
Aircraft maintenance	106	96	10%	213	183	16%
Aircraft rent	77	69	12%	151	134	13%
Landing fees and other rentals	110	99	11%	236	214	10%
Contracted services	76	77	(1)%	157	158	(1)%
Selling expenses	88	102	(14)%	166	185	(10)%
Depreciation and amortization	97	90	8%	191	180	6%
Food and beverage service	55	50	10%	105	95	11%
Third-party regional carrier expense	39	27	44%	76	54	41%
Other	141	140	1%	282	271	4%
Special items—merger-related costs	39	24	63%	45	63	(29)%
Special items—other	—	—	—%	25	—	NM
Total Operating Expenses	1,885	1,615	17%	3,688	3,198	15%
Operating Income	271	487	(44)%	300	644	(53)%
Nonoperating Income (Expense):
Interest income	10	9		18	16
Interest expense	(25)	(26)		(49)	(51)
Interest capitalized	4	4		9	8
Other—net	(1)	—		(13)	(1)
Total Nonoperating Income (Expense)	(12)	(13)		(35)	(28)
Income (Loss) Before Income Tax	259	474		265	616
Income tax expense	66	181		68	230
Net Income (Loss)	$193	$293		$197	$386

Basic Earnings (Loss) Per Share:	$1.57	$2.37		$1.60	$3.12
Diluted Earnings (Loss) Per Share:	$1.56	$2.36		$1.59	$3.10

Shares Used for Computation:
Basic	123.268	123.573		123.212	123.534
Diluted	124.036	124.332		123.953	124.374

Cash dividend declared per share:	$0.320	$0.300		$0.640	$0.600

(a)	Certain historical information has been adjusted to reflect the adoption of new accounting standards.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
Alaska Air Group, Inc.

(in millions)	June 30, 2018	December 31, 2017(a)
Cash and marketable securities	$1,568	$1,621

Total current assets	2,216	2,152
Property and equipment—net	6,493	6,284
Goodwill	1,943	1,943
Intangible assets	130	133
Other assets	273	234
Total assets	11,055	10,746

Air traffic liability	1,112	806
Current portion of long-term debt	314	307
Other current liabilities	1,610	1,573
Current liabilities	3,036	2,686
Long-term debt	1,998	2,262
Other liabilities and credits	2,428	2,338
Shareholders' equity	3,593	3,460
Total liabilities and shareholders' equity	$11,055	$10,746

Debt-to-capitalization ratio, adjusted for aircraft operating leases(b)	52%	53%

Number of common shares outstanding	123.204	123.061

(a)	Certain historical information has been adjusted to reflect the adoption of new accounting standards.

(b)	Calculated using the present value of remaining aircraft lease payments.

OPERATING STATISTICS SUMMARY (unaudited)
Alaska Air Group, Inc.

	Three Months Ended June 30,			Six Months Ended June 30,
	2018	2017	Change	2018	2017	Change
Consolidated Operating Statistics:(a)
Revenue passengers (000)	12,069	11,391	6.0%	22,558	21,399	5.4%
RPMs (000,000) "traffic"	14,484	13,554	6.9%	26,887	25,262	6.4%
ASMs (000,000) "capacity"	16,833	15,612	7.8%	32,313	30,006	7.7%
Load factor	86.0%	86.8%	(0.8) pts	83.2%	84.2%	(1.0) pts
Yield(d)	13.79¢	14.36¢	(4.0)%	13.69¢	14.04¢	(2.5)%
RASM(d)	12.81¢	13.46¢	(4.8)%	12.34¢	12.80¢	(3.6)%
CASMex(b)(d)	8.14¢	7.98¢	2.0%	8.46¢	8.17¢	3.5%
Economic fuel cost per gallon(b)	$2.30	$1.71	34.5%	$2.22	$1.75	26.9%
Fuel gallons (000,000)	216	201	7.5%	413	385	7.3%
ASM's per gallon	77.9	77.7	0.3%	78.2	77.9	0.4%
Average number of full-time equivalent employees (FTE)	21,655	19,745	9.7%	21,461	19,214	11.7%
Mainline Operating Statistics:
Revenue passengers (000)	9,462	8,941	5.8%	17,673	16,715	5.7%
RPMs (000,000) "traffic"	13,221	12,525	5.6%	24,581	23,352	5.3%
ASMs (000,000) "capacity"	15,289	14,341	6.6%	29,387	27,602	6.5%
Load factor	86.5%	87.3%	(0.8) pts	83.6%	84.6%	(1.0) pts
Yield(d)	12.95¢	13.40¢	(3.4)%	12.83¢	13.07¢	(1.8)%
RASM(d)	12.16¢	12.77¢	(4.8)%	11.70¢	12.11¢	(3.4)%
CASMex(b)(d)	7.43¢	7.18¢	3.5%	7.71¢	7.35¢	4.9%
Economic fuel cost per gallon(b)	$2.29	$1.70	34.7%	$2.22	$1.74	27.6%
Fuel gallons (000,000)	188	179	5.0%	360	343	5.0%
ASM's per gallon	81.3	80.3	1.2%	81.5	80.5	1.2%
Average number of FTE's	16,477	15,447	6.7%	16,245	15,227	6.7%
Aircraft utilization	11.6	11.4	1.8%	11.4	11.1	2.7%
Average aircraft stage length	1,298	1,294	0.3%	1,294	1,295	(0.1)%
Operating fleet	228	221	7 a/c	228	221	7 a/c
Regional Operating Statistics:(c)
Revenue passengers (000)	2,607	2,450	6.4%	4,885	4,685	4.3%
RPMs (000,000) "traffic"	1,263	1,030	22.6%	2,306	1,910	20.7%
ASMs (000,000) "capacity"	1,544	1,270	21.6%	2,926	2,404	21.7%
Load factor	81.8%	81.1%	0.7 pts	78.8%	79.5%	(0.7) pts
Yield(d)	22.64¢	26.04¢	(13.1)%	22.93¢	25.94¢	(11.6)%
RASM(d)	19.14¢	21.19¢	(9.7)%	18.72¢	20.70¢	(9.6)%
Operating fleet	89	78	11 a/c	89	78	11 a/c

(a)	Except for FTEs, data includes information related to third-party regional capacity purchase flying arrangements.

(b)	See a reconciliation of this non-GAAP measure and Note A for a discussion of potential importance of this measure to investors in the accompanying pages.

(c)	Data presented includes information related to flights operated by Horizon and third-party carriers.

(d)	Certain historical information has been adjusted to reflect the adoption of new accounting standards.

OPERATING SEGMENTS (unaudited)
Alaska Air Group, Inc.

	Three Months Ended June 30, 2018
(in millions)	Mainline	Regional	Horizon	Consolidating & Other	Air Group Adjusted(a)	Special Items(b)	Consolidated
Operating revenues
Passenger revenues	$1,711	$286	$—	$—	$1,997	$—	$1,997
CPA revenues	—	—	137	(137)	—	—	—
Mileage plan other revenue	99	9	—	—	108	—	108
Cargo and other	49	1	1	—	51	—	51
Total operating revenues	1,859	296	138	(137)	2,156	—	2,156
Operating expenses
Operating expenses, excluding fuel	1,135	249	123	(136)	1,371	39	1,410
Economic fuel	432	65	—	—	497	(22)	475
Total operating expenses	1,567	314	123	(136)	1,868	17	1,885
Nonoperating income (expense)
Interest income	13	—	—	(3)	10	—	10
Interest expense	(22)	—	(5)	2	(25)	—	(25)
Interest capitalized	4	—	—	—	4	—	4
Other	1	(2)	—	—	(1)	—	(1)
Total Nonoperating income (expense)	(4)	(2)	(5)	(1)	(12)	—	(12)
Income (loss) before income tax	$288	$(20)	$10	$(2)	$276	$(17)	$259

	Three Months Ended June 30, 2017(c)
(in millions)	Mainline	Regional	Horizon	Consolidating & Other	Air Group Adjusted(a)	Special Items(b)	Consolidated
Operating revenues
Passenger revenues	$1,677	$268	$—	$—	$1,945	$—	$1,945
CPA revenues	—	—	108	(108)	—	—	—
Mileage plan other revenue	101	8	—	—	109	—	109
Cargo and other	45	2	1	—	48	—	48
Total operating revenues	1,823	278	109	(108)	2,102	—	2,102
Operating expenses
Operating expenses, excluding fuel	1,030	206	116	(105)	1,247	24	1,271
Economic fuel	304	38	—	—	342	2	344
Total operating expenses	1,334	244	116	(105)	1,589	26	1,615
Nonoperating income (expense)
Interest income	10	—	—	(1)	9	—	9
Interest expense	(24)	—	(3)	1	(26)	—	(26)
Interest capitalized	3	—	1	—	4	—	4
Other	—	—	—	—	—	—	—
Total Nonoperating income (expense)	(11)	—	(2)	—	(13)	—	(13)
Income (loss) before income tax	$478	$34	$(9)	$(3)	$500	$(26)	$474

	Six Months Ended June 30, 2018
(in millions)	Mainline	Regional	Horizon	Consolidating & Other	Air Group Adjusted(a)	Special Items(b)	Consolidated
Operating revenues
Passenger revenues	$3,153	$529	$—	$—	$3,682	$—	$3,682
CPA revenues	—	—	247	(247)	—	—	—
Mileage plan other revenue	197	18	—	—	215	—	215
Cargo and other	88	1	2	—	91	—	91
Total operating revenues	3,438	548	249	(247)	3,988	—	3,988
Operating expenses
Operating expenses, excluding fuel	2,266	488	227	(247)	2,734	70	2,804
Economic fuel	799	120	—	—	919	(35)	884
Total operating expenses	3,065	608	227	(247)	3,653	35	3,688
Nonoperating income (expense)
Interest income	24	—	—	(6)	18	—	18
Interest expense	(44)	—	(10)	5	(49)	—	(49)
Interest capitalized	8	—	1	—	9	—	9
Other	(4)	(9)	—	—	(13)	—	(13)
Total Nonoperating income (expense)	(16)	(9)	(9)	(1)	(35)	—	(35)
Income (loss) before income tax	$357	$(69)	$13	$(1)	$300	$(35)	$265

	Six Months Ended June 30, 2017(c)
(in millions)	Mainline	Regional	Horizon	Consolidating & Other	Air Group Adjusted(a)	Special Items(b)	Consolidated
Operating revenues
Passenger revenues	$3,052	$495	$—	$—	$3,547	$—	$3,547
CPA revenues	—	—	205	(205)	—	—	—
Mileage plan other revenue	194	15	—	—	209	—	209
Cargo and other	81	3	2	—	86	—	86
Total operating revenues	3,327	513	207	(205)	3,842	—	3,842
Operating expenses
Operating expenses, excluding fuel	2,030	406	219	(203)	2,452	63	2,515
Economic fuel	596	75	—	—	671	12	683
Total operating expenses	2,626	481	219	(203)	3,123	75	3,198
Nonoperating income (expense)
Interest income	17	—	—	(1)	16	—	16
Interest expense	(47)	—	(5)	1	(51)	—	(51)
Interest capitalized	7	—	1	—	8	—	8
Other	(1)	—	—	—	(1)	—	(1)
Total Nonoperating income (expense)	(24)	—	(4)	—	(28)	—	(28)
Income (loss) before income tax	$677	$32	$(16)	$(2)	$691	$(75)	$616

(a)
The Air Group Adjusted column represents the financial information that is reviewed by management to assess performance of operations and determine capital allocation and does not include certain charges. See Note A in the accompanying pages for further information.

(b)	Includes merger-related costs, an employee bonus awarded in January in connection with the Tax Cuts and Jobs Act, and mark-to-market fuel hedge accounting adjustments.

(c)	Certain historical information has been adjusted to reflect the adoption of new accounting standards.

GAAP TO NON-GAAP RECONCILIATIONS (unaudited)
Alaska Air Group, Inc.

CASM Excluding Fuel and Special Items Reconciliation
	Three Months Ended June 30,				Six Months Ended June 30,
	2018		2017(b)		2018		2017(b)
Consolidated:
CASM	11.20	¢	10.34	¢	11.41	¢	10.66	¢
Less the following components:
Aircraft fuel, including hedging gains and losses	2.82		2.21		2.74		2.28
Special items—merger-related costs and other(a)	0.24		0.15		0.21		0.21
CASM excluding fuel and special items	8.14	¢	7.98	¢	8.46	¢	8.17	¢

Mainline:
CASM	10.36	¢	9.48	¢	10.54	¢	9.79	¢
Less the following components:
Aircraft fuel, including hedging gains and losses	2.68		2.13		2.60		2.20
Special items—merger-related costs and other(a)	0.25		0.17		0.23		0.24
CASM excluding fuel and special items	7.43	¢	7.18	¢	7.71	¢	7.35	¢

(a)	Special items includes merger-related costs and an employee bonus awarded in January in connection with the Tax Cuts and Jobs Act.

(b)	Certain historical information has been adjusted to reflect the adoption of new accounting standards.

Fuel Reconciliation
	Three Months Ended June 30,
	2018		2017
(in millions, except for per-gallon amounts)	Dollars	Cost/Gallon	Dollars	Cost/Gallon
Raw or "into-plane" fuel cost	$506	$2.34	$337	$1.69
(Gains) losses on settled hedges	(9)	(0.04)	5	0.02
Consolidated economic fuel expense	497	2.30	342	1.71
Mark-to-market fuel hedge adjustment	(22)	(0.10)	2	0.01
GAAP fuel expense	$475	$2.20	$344	$1.72
Fuel gallons	216		201

	Six Months Ended June 30,
	2018		2017
(in millions, except for per gallon amounts)	Dollars	Cost/Gallon	Dollars	Cost/Gallon
Raw or "into-plane" fuel cost	$929	$2.25	$663	$1.73
(Gains) losses on settled hedges	(10)	(0.03)	8	0.02
Consolidated economic fuel expense	$919	$2.22	$671	$1.75
Mark-to-market fuel hedge adjustment	(35)	(0.08)	12	0.03
GAAP fuel expense	$884	$2.14	$683	$1.78
Fuel gallons	413		385

Debt-to-capitalization, adjusted for aircraft operating leases
(in millions)	June 30, 2018	December 31, 2017(a)
Long-term debt	$1,998	$2,262
Capitalization of aircraft operating leases(b)	1,883	1,671
Adjusted debt	3,881	3,933
Shareholders' equity	3,593	3,460
Total Invested Capital	$7,474	$7,393

Debt-to-capitalization ratio, adjusted for aircraft operating leases	52%	53%

(a)	Certain historical information has been adjusted to reflect the adoption of new accounting standards.

(b)	Calculated using the present value of remaining aircraft lease payments.

Note A: Pursuant to Regulation G, we are providing reconciliations of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. We believe that consideration of these non-GAAP financial measures may be important to investors for the following reasons:

•
By eliminating fuel expense and certain special items (including merger-related costs) from our unit metrics, we believe that we have better visibility into the results of operations and our non-fuel cost-reduction initiatives. Our industry is highly competitive and is characterized by high fixed costs, so even a small reduction in non-fuel operating costs can result in a significant improvement in operating results. In addition, we believe that all domestic carriers are similarly impacted by changes in jet fuel costs over the long run, so it is important for management (and thus investors) to understand the impact of (and trends in) company-specific cost drivers such as labor rates and productivity, airport costs, maintenance costs, etc., which are more controllable by management.

•
Cost per ASM (CASM) excluding fuel and certain special items, such as merger-related costs, is one of the most important measures used by management and by the Air Group Board of Directors in assessing quarterly and annual cost performance.

•
Adjusted income before income tax and CASM excluding fuel (and other items as specified in our plan documents) are important metrics for the employee incentive plan, which covers the majority of Air Group employees.

•
CASM excluding fuel and certain special items is a measure commonly used by industry analysts, and we believe it is the basis by which they compare our airlines to others in the industry. The measure is also the subject of frequent questions from investors.

•
Disclosure of the individual impact of certain noted items provides investors the ability to measure and monitor performance both with and without these special items. We believe that disclosing the impact of certain items, such as merger-related costs and mark-to-market hedging adjustments, is important because it provides information on significant items that are not necessarily indicative of future performance. Industry analysts and investors consistently measure our performance without these items for better comparability between periods and among other airlines.

•
Although we disclose our passenger unit revenues, we do not (nor are we able to) evaluate unit revenues excluding the impact that changes in fuel costs have had on ticket prices. Fuel expense represents a large percentage of our total operating expenses. Fluctuations in fuel prices often drive changes in unit revenues in the mid-to-long term. Although we believe it is useful to evaluate non-fuel unit costs for the reasons noted above, we would caution readers of these financial statements not to place undue reliance on unit costs excluding fuel as a measure or predictor of future profitability because of the significant impact of fuel costs on our business.

GLOSSARY OF TERMS

Aircraft Utilization - block hours per day; this represents the average number of hours per day our aircraft are in transit

Aircraft Stage Length - represents the average miles flown per aircraft departure

ASMs - available seat miles, or “capacity”; represents total seats available across the fleet multiplied by the number of miles flown

CASM - operating costs per ASM, or "unit cost"; represents all operating expenses including fuel and special items

CASMex - operating costs excluding fuel and special items per ASM; this metric is used to help track progress toward reduction of non-fuel operating costs since fuel is largely out of our control

Debt-to-capitalization ratio - represents adjusted debt (long-term debt plus the present value of future operating lease payments) divided by total equity plus adjusted debt

Diluted Earnings per Share - represents earnings per share (EPS) using fully diluted shares outstanding

Diluted Shares - represents the total number of shares that would be outstanding if all possible sources of conversion, such as stock options, were exercised

Economic Fuel - best estimate of the cash cost of fuel, net of the impact of our fuel-hedging program

Free Cash Flow - total operating cash flow generated less cash paid for capital expenditures

Load Factor - RPMs as a percentage of ASMs; represents the number of available seats that were filled with paying passengers

Mainline - represents flying Boeing 737 and Airbus 320 family jets and all associated revenues and costs

Productivity - number of revenue passengers per full-time equivalent employee

RASM - operating revenue per ASMs, or "unit revenue"; operating revenue includes all passenger revenue, freight & mail, Mileage Plan and other ancillary revenue; represents the average total revenue for flying one seat one mile

Regional - represents capacity purchased by Alaska from Horizon, SkyWest and PenAir. In this segment, Regional records actual on-board passenger revenue, less costs such as fuel, distribution costs, and payments made to Horizon, SkyWest and PenAir under the respective capacity purchased arrangement (CPAs). Additionally, Regional includes an allocation of corporate overhead such as IT, finance, other administrative costs incurred by Alaska and on behalf of Horizon.

RPMs - revenue passenger miles, or "traffic"; represents the number of seats that were filled with paying passengers; one passenger traveling one mile is one RPM

Yield - passenger revenue per RPM; represents the average revenue for flying one passenger one mile